Exhibit 99.2

February 14, 2007

FOR IMMEDIATE RELEASE

Pliant Reports a Record-Breaking 2007 and Looks Forward to a Great 2008

SCHAUMBURG, IL — Pliant today reported sales of $1.1 billion and $96.6 million of EBITDA (adjusted, unaudited). The company’s EBITDA rate was 11.4 cents per pound which was above the company’s 4 year average. Pliant reported record EBITDA per pound rates in PVC products and in Stretch & Shrink products. The company’s net revolver balance (revolver usage plus cash on hand) was roughly unchanged at year-end 2007 versus year-end 2006. The company offset the working capital impact of a 37% increase in PE prices with improved working capital turns of 6.6 turns. The company offset the P&L impact of a 37% increase in PE resin prices with cost containment actions. This 37% increase in PE resin caused $23 million in sales price compression in the company’s customer contracts.

Pliant set many Records in 2007, including:

•                  Record Sales in PVC business

•                  103 million pounds

•                  Record Sales in Europe

•                  Record Sales in Mexico

•                  Record Sales from New Products

•                  Top 5 New Products generated an additional 35 million lbs of sales

•                  Record Sales in Medical Packaging products

•                  Record EBITDA in Stretch and Shrink business

•                  Record EBITDA profit rate in Stretch & Shrink business

•                  Record EBITDA profit rate in PVC business

•                  Record recycling and resin re-manufacturing rates

•                  135 million pounds of resin reused from internal and external scrap & waste

•                  15% of total requirements

•                  Record plant operational efficiencies

•                  Net waste rates @ 4.1%

•                  9 plants were below 1% waste

•                  3 plants were 0% waste (or less)

•                  Record low number of salaried headcount

•                  655 people on the payroll down from 870 in 4th qtr 2003

•                  Record low number of plants in the footprint

•                  Consolidated 2 more manufacturing plants in 2007, 5 plants consolidated in 4 years

•                  Did extensive preparations to close 3 more plants in 2008

Pliant remains committed to its 5 point business plan which continues to bear fruit.

1.               Modernizing and advancing capabilities at industry-leading levels

•                  $164 million CAPEX invested in 4 years

2.               Consistently and aggressively lowering costs

•                  Factories reduced by 20% in 4 years

•                  Operational waste reduced by 50% in 4 years

•                  Salaried headcount reduced by 25% in 4 years

3.               Driving new product growth through a focused Innovation and R&D program

•                  45 people have worked continuously for 4 years to develop new products

•                  New product sales are at record rates

•                  Patents are at record rates

•                  Into our 3rd year of a successful summer intern program

•                  Developing custom resins & additives with key suppliers

4.               Supporting growth initiatives with a major marketing and IP program

•                  Tradenaming all major film advancements

•                  Rolling out with collateral, tradeshow awareness, magazine awareness

5.               Securing profitable business with winning customers under long-term contracts

•                  Increasing the sales rate & earnings rate stability of the company

Pliant is committed to growth and leadership in its existing markets and is proud to be aligned with category-winning customers. Additionally, Pliant is entering/expanding into new markets.

Existing Markets

•                  Personal Care

•                  Medical

•                  Agricultural

•                  Stretch

•                  Bakery

•                  Frozen Food

•                  Converter Films

•                  Cookie, Cracker, Cereal Films

•                  Meat Films

•                  Cutter Boxes

Market Entry/Expansion

•                  Shrink Films

•                  Food Service Distribution

•                  Stretch Hooder

•                  European Business/Export

•                  Canada Business/Export

•                  Mexico Business/Export

Pliant is systematically consolidating plants that are less competitive/high cost and - at the same time — Pliant is aggressively modernizing the plants that we keep to increase our competitiveness. An example of this is what we have done in our Macedon, NY location. Pliant is systematically ensuring that this plant is a Printed Products Competitive Powerhouse. Key actions taken in the last 4 years at the Macedon, NY plant site are:

2005

•                  Added an additional 150,000 square feet to the original 180,000 square foot size and created a 330,000 square ft manufacturing footprint

2006

•                  Installed 10 color printing press

•                  Installed 8 color printing press

•                  Installed 5 bag lines

•                  Installed 100% digital plate making system for all printing presses

2007

•                  Installed 3-layer blown film extrusion line

•                  Installed 10 color printing press

•                  Installed 8 color printing press

2008

•                  Installing 10 color printing press in Q1

•                  Installing automated conveyor system in bag department in Q1

•                  Installing 2 bag lines in Q2

•                  Installing 4 film extrusion lines in Q3/Q4

Pliant has invested $28 million in its Macedon plant since 2005 to increase its competitiveness, grow sales and expand into other markets – and more is on the way in 2008.

Pliant is an Innovator in plastic films and flexible plastic packaging and we are taking our leadership to the next level.

•                  45 engineers for development and process support

•                  Focused, proprietary resin & additive development

•                  Dedicated R&D activities and pilot production lines

•                  All leading approvals are maintained including FDA, AIB and ISO

•                  100% in-house graphics design for flexographic & rotogravure printing

Pliant had a Record year in 2007 introducing New Products. The top 5 new products exceeded expectations and have been enthusiastically received by our customers.

•                  BullsEye™  shrink film stormed the market and has already been implemented at several leading water, beer and carbonated beverages

•                  Blockade® agriculture film captured a large portion of the market as a replacement for metallized moisture control & pesticide control films

•                  FreshView™ bakery bags were introduced into the growing market for “windowed” bags so that consumers can see the bread inside the bag

•                  Stratos™ stretch film was introduced as the lowest gage pallet wrap film available in the market

•                  SteamQuick® packages were introduced into the fast growing microwave-in-the-bag segment of the food market

Pliant’s innovations have truly been industry firsts and our patent application rate proves it.

•                  2004/2005 — 21 patent applications

•                  2006/2007 — 26 patent applications

Pliant has applied for 47 patents in the last 4 years and will continue to protect its on-going innovation activities with an aggressive IP protection program.

In summary, Pliant remains committed to its Business Plan and is steadily winning profitable business the right way.

•                  Innovative products, contemporary assets, category-winning customers, long-term contracts

Pliant will aggressively lower its costs again in 2008.

•                  We will consolidate 3 more plants, lower operational waste rates again, lower cycle-times again, increase recycling and reuse rates again

Pliant had a record breaking year in 2007 and looks forward to a great year in 2008.

Sincerely,

Harold Bevis

President, CEO, Director

Pliant Corporation

Cautionary Statement for Forward-Looking Information

Any disclosures in this release that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are subject to risks and uncertainties and are subject to change based upon a variety of factors that could cause actual results to differ materially from those we currently anticipate. Factors that could have a material and adverse impact on actual results are identified in the reports and documents Pliant files from time to time with the U.S. Securities and Exchange Commission. Pliant undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

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Pliant Corporation is a leading producer of value-added film and flexible packaging products for personal care, medical, food, industrial and agricultural markets. Pliant operates 22 manufacturing and research and development facilities around the world and employs approximately 3,000 people.

CONTACTS:

Stephen T. Auburn

Vice President and General Counsel

Phone:  847-696-3319

Email:  steve.auburn@pliantcorp.com

Company Web Site:  www.pliantcorp.com